SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2003 (June 13, 2003)

Verso Technologies, Inc. (Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 300, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 589-3500

Item 5.   Other Events and Required FD Disclosure

     On June 17, 2003, Verso Technologies, Inc., a Minnesota corporation (the “Company”), announced that it has entered into a Second Amendment to Agreement and Plan of Merger (the “Second Amendment”) dated as of June 13, 2003, among the Company, MCK Communications, Inc., a Delaware corporation (“MCK”), and Mickey Acquiring Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), which amends that certain Agreement and Plan of Merger dated as of April 21, 2003, among the Company, MCK and Merger Sub, as amended by that certain First Amendment to Agreement and Plan of Merger (the “First Amendment”) dated as of April 21, 2003, among the Company, MCK and Merger Sub (as amended by the First Amendment and Second Amendment, the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into MCK (the “Merger”), with MCK to survive the Merger as a wholly-owned subsidiary of the Company.

     The Second Amendment reduces the number of shares of the Company’s common stock to be issued in exchange for all of the shares of MCK’s common stock outstanding at the time of the Merger from 20,030,817 shares to 18,280,000 shares and reduces the amount of cash MCK is required to have at the closing of the Merger from $7.5 million to approximately $6.4 million.

     Consummation of the Merger is subject to a number of conditions, including approval of the Merger by the stockholders of MCK. As a result of the revised terms, no vote of the Verso shareholders will be required.

     For more information regarding the terms and conditions of the Merger, including the consideration to be issued to the MCK stockholders, reference is made to the full text of the Merger Agreement, the First Amendment and Second Amendment, which are filed at Exhibits 2.1, 2.2 and 2.3, respectively, to this Report and incorporated by reference herein, and the press release issued by MCK and Verso announcing the revised terms of the Merger, dated June 17, 2003, which is filed as Exhibit 99.2 to this Report and incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a) – (b)	Financial Statements and Pro Forma Financial Information None.
(c)	Exhibits
	2.1	Agreement and Plan of Merger dated as of April 21, 2003, among the Company, Mickey Acquiring Sub, Inc. and MCK Communications, Inc. (The schedules to the Agreement and Plan of Merger have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.) *
	2.2	First Amendment to the Agreement and Plan of Merger dated as of April 21, 2003, among the Company, Mickey Acquiring Sub, Inc. and MCK Communications, Inc. *
	2.3	Second Amendment to the Agreement and Plan of Merger dated as of June 13, 2003, among the Company, Mickey Acquiring Sub, Inc. and MCK Communications, Inc.
	99.1	Press Release dated April 22, 2003. *
	99.2	Press Release dated June 17, 2003.

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed on April 23, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.

	By:	/s/ Juliet M. Reising Juliet M. Reising, Chief Financial Officer and Executive Vice President

Dated: June 17, 2003

EXHIBIT INDEX

2.1	Agreement and Plan of Merger dated as of April 21, 2003, among the Company, Mickey Acquiring Sub, Inc. and MCK Communications, Inc. (The schedules to the Agreement and Plan of Merger have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.) *

2.2	First Amendment to the Agreement and Plan of Merger dated as of April 21, 2003, among the Company, Mickey Acquiring Sub, Inc. and MCK Communications, Inc. *

2.3	Second Amendment to the Agreement and Plan of Merger dated as of June 13, 2003, among the Company, Mickey Acquiring Sub, Inc. and MCK Communications, Inc.

99.1	Press Release dated April 22, 2003. *

99.2	Press Release dated June 17, 2003.

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed on April 23, 2003.